                [Fidelity Management & Research Company Letterhead]


                                 TCW Special Credits
              on behalf of various funds and accounts managed by it)
                              865 South Figueroa Street
                                Los Angeles, CA  90017

                                                      January _, 1994
Resorts International, Inc.
1133 Boardwalk
Atlantic City, New Jersey  08401

GGRI, Inc.
1133 Boardwalk
Atlantic City, New Jersey  08401

Sun International Investments Ltd.
c/o Sun International Management (U.K.) Ltd.
Gravel Hill, Badgemore House
Henley-on-Thames
Oxfordshire RG9 4NR
United Kingdom

Sun International Hotels Limited
c/o Sun International Management (U.K.) Ltd.
Gravel Hill, Badgemore House
Henley-on-Thames
Oxfordshire RG9 4NR
United Kingdom

Gentlemen:

           Reference is made to that certain letter agreement by and among Resorts International, Inc. ("RII"), GGRI, Inc. ("GGRI"), Sun International Investments Ltd. ("SIIL"), Sun International Hotels Limited ("SIHL") and Fidelity Management & Research Company (on behalf of various funds managed by it) ("Fidelity") and TCW Special Credits (on behalf of various funds and accounts managed by it) ("TCW"), dated October 11, 1993 (the "Letter Agreement"). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Letter Agreement.

           The parties hereby agree to amend the terms of the Letter Agreement as follows


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                Numbered Paragraph 4 is hereby amended by deleting the date
"February 15, 1994" contained therein and substituting therefor "March 21, 1994," and by deleting the date "February 22, 1994" contained therein and substituting therefor "March 28, 1994."

           THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAW OF THE STATE OF NEW YORK. Each of the parties hereby irrevocably and unconditionally submits to the jurisdiction of the courts of the United States of America sitting in the Borough of Manhattan in the City of New York and in the district and state in which the bankruptcy court is located and the courts of the State of New York sitting therein for purposes of any action, suit or proceeding arising out of or relating to this letter. Each party irrevocably waives any objection it may have to the venue of any action, suit or proceeding brought in such courts or to the convenience of the forum.

           Each of Fidelity and TCW hereby irrevocably appoints and designates as its lawful agent and attorney for receipt and service of process in any action arising or taken hereunder by SIIL, SIHL, RII or GGRI the law firm of Weil, Gotshal & Manges, 767 Fifth Avenue, New York, New York 10153, Attention:
Bruce R. Zirinsky, Esq.

           This agreement may be executed in any number of counterparts, each of which shall be considered an original.
                                       2

           If this letter accurately sets forth our mutual understanding, please so indicate by signing in the space provided below.

                                           Very truly yours,

                                           FIDELITY MANAGEMENT & RESEARCH
                                           COMPANY, on its own behalf and
                                           on behalf of the Fidelity
                                           Funds

                                           By:___________________________


                                           TCW SPECIAL CREDITS, on its
                                           own behalf and on behalf of
                                           the TCW Funds

                                           By:  TCW ASSET MANAGEMENT CO.,
                                                its Managing Partner

                                                By:______________________

                                                By:______________________

Accepted and agreed to as
of the date first above written:

RESORTS INTERNATIONAL, INC.

By:__________________________________


GGRI, INC.

By:__________________________________


SUN INTERNATIONAL INVESTMENTS LTD.

By:__________________________________


SUN INTERNATIONAL HOTELS LIMITED

By:__________________________________


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Seq. 3 of 4 01/27/94 11:00 AM
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